Exhibit 99.2
www.approachresources.com | 6500 W. Freeway, Suite 800 Fort Worth, Texas 76116 | 817.989.9000 OZONA NORTHEAST Strawn/Ellenburger Acquisition July 2, 2008

Forward-looking statements and cautionary statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding proved reserves, probable reserves, cost savings, allocation of purchase price, drilling success and individual well recoveries resulting from the acquisition discussed herein and the reprocessing and interpretation of 3-D seismic data in Ozona Northeast. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") on March 28, 2008 and May 8, 2008, respectively. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses the terms "estimated ultimate recovery," "EUR," "probable," "possible" and "non-proven" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. Reserve estimates and estimates of reserve potential or upside with respect to the acquisition discussed herein were made by the Company's internal engineers without review by an independent petroleum engineering firm. Data used to make these estimates were obtained from the sellers and from publicly available information and may not be as complete as that which is available for the Company's owned properties. The Company believes its estimates of proved reserves comply with criteria provided under current rules of the SEC. OZONA NORTHEAST Strawn/Ellenburger Acquisition July 2, 2008

Strawn/Ellenburger acquisition summary



Ozona Northeast Highlights

- 140.7 Bcfe of proved reserves YE07
- Canyon Sands, Strawn and Ellenburger
- 41,716 net acres (14,816 undeveloped)
- 295 producing wells at 6/30/2008
- 679 identified locations YE07

Transaction details

- Purchase price: $12 mm
- Estimated reserves:
  - 7.7 Bcfe of proved reserves
  - 1.7 Bcfe of probable reserves
- Production: 1.5 MMcfe/d current net production
- Purchase an additional 95% WI below top of Strawn
  - Approach now owns 100% WI below top of Strawn
  - Approach also owns 100% WI above top of Strawn
- 75-mile gathering system
- Compression and associated equipment

Transaction highlights

- Extensive pipeline infrastructure in place
- Staffing, expertise and equipment in place
- Established wellbores for recompletions

OZONA NORTHEAST
Strawn/Ellenburger Acquisition

July 2, 2008

Approach Resources Inc.

3

Overview


CINCO TERRY
OZONA NORTHEAST

Proved Developed Producing   Identified Locations   J. Cleo Thompson Wells

Net Sand Isopach (Contour Interval: 20')

Strawn, Ellenburger recompletion potential

- Strawn: ±300' below Canyon
- Ellenburger: ±400' below Canyon
- Deepening cost
  - Strawn: ±$100,000/well
  - Ellenburger: ±$110,000/well
- Expected reserve recovery
  - Strawn: ±150 MMcfe/well, net recovery ±114 MMcfe/well
  - Ellenburger: ±350 MMcfe/well, net recovery ±266 MMcfe/well
- Number of expected recompletions
  - ±10 Strawn and ±5 Ellenburger wells

Canyon recompletion potential (behind pipe)

- Recompletion cost of ±$200,000/well
- Expected reserve recovery of ±480 MMcfe/well, net recovery ±364 MMcfe/well
- Number of expected recompletions: ±10 Canyon wells

OZONA NORTHEAST
Strawn/Ellenburger Acquisition

July 2, 2008

Approach Resources Inc.

4

3-D Seismic

Ozona Northeast 3-D seismic image

- Currently reprocessing 3-D seismic data of all depths across the Ozona Northeast field, including the Strawn/Ellenburger formation



Ozona blue sand shows important lateral variations
Top of Strawn/ Ellenburger formation
505.523
465.082
424.640
384.198
348.811
308.369
267.927
232.541
192.099
151.657
116.270
75.829
35.387
-5.055
-40.442
-80.884
-121.326
-156.712
-197.154
-237.596
-272.983
-313.425
-353.866
-389.253
-429.695
-505.523

Approach Resources Inc.

OZONA NORTHEAST
Strawn/Ellenburger Acquisition

July 2, 2008

5

11 Resource potential (1)Estimates of proved and probable reserves are based on internal company studies. Reserve overview(1) Total reserves by category PDNP 29% PDP 44% PUD 10% Probable 18% OZONA NORTHEAST Strawn/Ellenburger Acquisition July 2, 2008

Gathering system and compression

- 75 miles of gathering system
  - Relieves pressure packing throughout system
    - Rousselot system
    - Bailey system

- No additional pipe needed for future expansion areas
  - Southwest area of Ozona Northeast field ±5 miles
    - Cost savings ±$790,000
  - West area of Ozona Northeast field ±5 miles
    - Cost savings ±$790,000

- Compression cost reduction
  - Release one to two rental units
    - Cost savings ±$254,000 to $508,000 per year

OZONA NORTHEAST
Strawn/Ellenburger Acquisition

July 2, 2008

Approach Resources Inc.

7